UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2021

THE ONE GROUP HOSPITALITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37379	14-1961545
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1624 Market Street, Suite 311

Denver, Colorado 80202

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (646) 624-2400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	STKS	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrants’ Certifying Accountant.

On March 24, 2021, the Audit Committee of the Board of Directors of The ONE Group Hospitality, Inc. (the “Company”) received notice that its independent auditors, Plante & Moran, PLLC (Plante & Moran) will not stand for reappointment for the 2021 audit engagement. On March 30, 2021, the Board of Directors unanimously accepted their notice. Plante & Moran has agreed to conduct the review of the Company’s financials to be included in the Company’s form 10-Q for the quarterly period ending March 31, 2021.

None of Plante & Moran’s reports on the financial statements of the Company, since its engagement with the Company, contained an adverse opinion or a disclaimer of an opinion, and was not qualified or modified as to uncertainty, and scope, or accounting principles. There were no disagreements with Plante & Moran on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

On March 9, 2021, Plante & Moran reported to the Audit Committee significant deficiencies in the Company’s internal controls over financial reporting relating to the timeliness of completing the review and assessment of certain significant accounting transactions. On March 17, 2021, Plante & Moran reported to the Audit Committee a material weakness in the Company’s internal controls over financial reporting relating to the timeliness of completing the review and assessment of certain significant accounting transactions. Contemporaneously, management reassessed its internal controls over financial reporting as of December 31, 2020 and determined that its internal controls over financial reporting were effective.

The Company has authorized Plante & Moran to respond fully to the inquiries of a future auditor about this matter.

The Audit Committee of the Board of Directors will conduct a competitive selection process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index.

Exhibit Index

Exhibit	Description

16.1	Letter from Plante & Moran, PLLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2021	THE ONE GROUP HOSPITALITY, INC.

	By:	/s/ Tyler Loy
	Name:	Tyler Loy
	Title:	Chief Financial Officer